Exhibit 99.1

Monthly Operating  Report

Accrual Basis

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941

JUDGE:	JERNIGAN

UNITED  STATES  BANKRUPTCY  COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY  OPERATING REPORT

MONTHLY PERIOD:	NOVEMBER 2014

IN ACCORDANCE  WITH  TITLE  28, SECTION  1746, OF  THE  UNITED STATES  CODE,  I DECLARE UNDER PENALTY OF PERJURY  THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING  REPORT (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7) AND THE  ACCOMPANYING  ATTACHMENTS  AND, TO  THE  BEST OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT,  AND COMPLETE. DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE  PARTY) IS  BASED ON  ALL INFORMATION  OF  WHICH PREPARER  HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Michael Juniper	CRO
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

MICHAEL JUNIPER	1/6/2015
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Michael Juniper	CRO
ORIGINAL SIGNATURE OF PREPARER	TITLE

MICHAEL JUNIPER	1/6/2015
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

General Notes

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941	Month:	NOVEMBER 2014

General Notes

1-1

The Debtors have prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Debtors at this time, but note that such information may be incomplete and may be materially deficient in certain respects. The Monthly Operating Report (“MOR”) is not meant to be relied upon as a complete description of the Debtors, their business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Debtors reserve all rights to revise this report.

1-2

This MOR is  not prepared in accordance with U.S. generally accepted accounting principles (GAAP).  This MOR should be read in conjunction with the previously filed financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission.  Certain exceptions as listed below are not exhaustive of all non-GAAP compliance:

• The financial statements are unaudited and will not be subject to audit or review by the Debtor’s external auditors at any time in the future and are subject to change.
• The MOR does not reflect normal quarterly adjustments that are generally recorded by the Debtor upon review of major accounts period to the end of each quarterly accounting period.
• Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.
• The MOR does not include explanatory footnotes such as disclosures required under GAAP.
• The MOR is not presented in GAAP-based SEC reporting format.

1-3	The November monthly period ends on November 30, 2014 to correspond with the Debtors’ fiscal month end. All data presented is for the period of November 3, 2014 - November 30, 2014.

1-4

This MOR has been filed on a consolidated basis for ALCO Stores, Inc., case No. l4-34941 and ALCO Holdings, LLC, case No. 14-34942 (collectively, the “Debtors”). The Debtors use a centralized cash management system. It is important to note that ALCO Holdings, LLC has no financial activity. See the Cash Management Order entered 10/16/14 for a full description of the Debtors’ cash management system.

On October 12, 2014 (the “Petition Date”), the Debtors each filed a voluntary petition with the Bankruptcy Court for reorganization under Chapter 11 of Title 11  of the United States Code, 11 U.S.C §§ 101, et seq. (the “Bankruptcy Code”). The cases were consolidated for procedural purposes under Case No. 14-34941.

For financial reporting purposes, the Debtors generally prepare consolidate financial statements, which include financial information for all subsidiaries and affiliates.  Separate Schedules and Statements were filed for each of the Debtors on November 14, 2014; however, all amounts shown in the “scheduled amounts” column remain subject to change. Each Debtor’s Schedules and Statements were prepared using the assets and liabilities of that Debtor pursuant to the Debtor’s accounting records.  Financial information may include results for ALCO Discount Liquor, LLC, a non-debtor entity. These amounts would be insignificant to the overall results. For purposes of this MOR, however, the financial statements are presented as consolidated.

Monthly Operating Report

Accrual Basis-1

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941

COMPARATIVE BALANCE SHEET

	SCHEDULE	OCTOBER 2014	NOVEMBER 2014
ASSETS
1. UNRESTRICTED CASH	$4,256,215	$2,717,553	$5,762,092
2. RESTRICTED CASH		226,000	1,326,000
3. TOTAL CASH (1)	$4,256,215	$2,943,553	$7,088,092
4. ACCOUNTS RECEIVABLE (NET)	$4,995,189	$5,085,270	$8,593,347
5. INVENTORY (2)	144,158,480	133,075,801	208,799
6. NOTES RECEIVABLE	—	—	—
7. PREPAID EXPENSES (3)	5,336,406	4,864,802	3,253,212
8. OTHER (ATTACH LIST)	—	(40,865)	7,046,343
9. TOTAL CURRENT ASSETS	$158,746,290	$145,928,562	$26,189,794
10. PROPERTY, PLANT & EQUIPMENT (3)	$36,446,061	$124,411,493	$124,678,044
11. LESS: ACCUMULATED DEPRECIATION/DEPLETION		(88,891,820)	(89,428,719)
12. NET PROPERTY, PLANT & EQUIPMENT	$36,446,061	$35,519,674	$35,249,325
13. DUE FROM INSIDERS	$—	$—	$—
14. OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	13,937,869	13,870,774	13,805,793
15. OTHER (ATTACH LIST)	1,708,291	680,571	1,062,334
16. TOTAL ASSETS	$210,838,511	$195,999,580	$76,307,246
POSTPETITION LIABILITIES
17. ACCOUNTS PAYABLE (4)		$1,345,733	$1,981,270
18. TAXES PAYABLE		1,913,817	4,101,029
19. NOTES PAYABLE		—	—
20. PROFESSIONAL FEES		1,103,858	2,376,000
21. SECURED DEBT (5)		—	$(5,545,470)
22. OTHER (ATTACH LIST)		—	659,478
23. TOTAL POSTPETITION LIABILITIES		$4,363,408	$3,572,306
PREPETITION LlABILITIES
24. SECURED DEBT (6)	$106,254,553	$106,254,553	$—
25. PRIORITY DEBT (7) (8)	1,359,294	1,359,294	1,359,294
26. UNSECURED DEBT (8) (3)	40,716,988	38,637,553	38,637,553
27. OTHER (ATTACH LIST) (9)	—	9,173,403	21,969,798
28. TOTAL PREPETITION LIABILITIES	$148,330,835	$155,424,804	$61,966,646
29. TOTAL LIABILITIES	$148,330,835	$159,788,212	$65,538,952
EQUITY
30. PREPETITION OWNERS’ EQUITY (10)		$38,033,769	$38,033,769
31. POSTPETITION CUMULATIVE PROFIT OR		—	—
32. DIRECT CHARGES TO EQUITY (11)		(1,822,400)	(27,265,474)
33. TOTAL EQUITY		$36,211,368	$10,768,294
34. TOTAL LIABILITIES & OWNERS’ EQUITY		$195,999,580	$76,307,246

Footnotes:
(1)	Total Cash is based on the unaudited balance sheet and bank statements for the debtor entities. The cash balance includes store cash, depository accounts, and primary operating account.
(2)	Inventory was sold to The Tiger Group. The amount in inventory left is $200,000 for phones and $8,799 for fuel.
(3)	October amount has been corrected for formula error.
(4)	$176,432.19 of this amount is split between pre- and post-petition and may include amounts that have been paid.
(5)

Postpetition secured debt represent Wells Fargo DIP loan at a credit balance at the end of November. Wells Fargo sweeps all cash and either pays down loan or creates a balance due to ALCO as the case is here.

(6)	Prepetition secured debt amount was paid off with the proceeds from Tiger.
(7)

The Priority Debt amount includes updated tax amounts for prepetition tax accruals and other priority prepetition liabilities. Some vacation for November  may have been taken in the ordinary course, ALCO needs to review the current outstanding vacation accrual.

(8)	Pursuant to various “first day” orders of the Bankruptcy Court, certain priority debt and unsecured debt payments were made.
(9)	Other prepetition liabilities include accruals from pre- and post-petition periods.
(10)	Amount represents owner’s equity as of November 2, 2014.
(11)	The Direct Charges to Equity is an adjustment for liabilities and assets (accrued expenses, deferred gains, and others) not reflected in the prepetition scheduled amounts.

Monthly Operating Report

Accrual Basis-1

Other - Attachment

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941

COMPARATIVE BALANCE SHEET (OTHER)

	SCHEDULE AMOUNT	OCTOBER 2014	NOVEMBER 2014
1 Unrestricted Cash
Operating Accounts	$2,556,449	$1,051,571	$2,573,886
Store Depository Accounts	1,183,967	1,150,182	1,386,294
Petty Cash	515,800	515,800	—
Sales Tax Escrow	—	—	907,770
Professional Fee Escrow (1)	—	226,000	894,142
Total Unrestricted Cash	$4,256,215	$2,717,553	$5,762,092

2 Restricted Cash
Utility Deposit	$—	$—	$651,000
Tax Escrow (Ad Valorem)	—	—	675,000
	$—	$—	$1,326,000

7 Prepaid Expenses
Prepaid Expense	$1,927,924	$1,622,388	$1,190,008
Prepaid Sales Promotion	—	48,052	(15,989)
Prepaid Insurance	1,597,713	1,482,176	1,340,387
Prepaid Rent	1,524,082	—	865
Security Deposits (2)	286,686	1,712,186	737,942
	$5,336,406	$4,864,802	$3,253,212

8 Other Assets
Receivable from Tiger for Balance of lnventory Sal	$—	$—	$7,087,208
Deferred Tax Asset	—	(40,865)	(40,865)
Total Other Assets	$—	$(40,865)	$7,046,343

14 Other Assets - Net of Amortization
Property Under Capital Lease	$13,937,869	$13,870,774	$13,805,793
Capital Leased Software	—	—	—
Total Other Assets- Net of Amortization	$13,937,869	$13,870,774	$13,805,793

15 Other Assets
Financing Costs	$1,708,291	$622,587	$1,004,504
Capitalized Lease Costs	—	17,119	16,965
Deferred Income Taxes	—	40,865	40,865
Total Other Assets	$1,708,291	$680,571	$1,062,334

22 Other Postpetition Liabilities
Prepaid Expenses from Tiger	$—	$—	$1,476,243
Expenses Incurred Through Nov. 30	—	—	(816,766)
Net Postpetition Liabilities	$—	$—	$659,478

27 Other Prepetition Liabilities
Miscellaneous Accrued Expenses		$1,106,220	$546,136
Accrued Percentage Rent Payable		381,916	461,474
Store Closing Reserves		252,952	208,148
Loyalty Liability		342,297	305,990
Customer Liabilities		235,013	2,649
Gift Certificates O/S		308,450	195,115
AFCO Installment Agreement		875,813	750,783
Deferred Gain on Operating Lease		2,376,707	2,346,985
Deferred Rent Credit		2,188,056	2,180,214
Non-Current Deferred Revenue		60,000	60,000
Miscellaneous - Other (3)		1,045,979	14,912,304
Total Other Prepetition Liabilities		$9,173,403	$21,969,798

Footnote:

(1)   Professional fee escrow previously classified as restricted cash in October MOR. This has been reclassified as unrestricted.

(2)  October amount has been corrected for formula error.

(3)  Miscellaneous other amount includes $13,577,871 payable to Tiger related to their sales for the month of November.

Monthly Operating Report
Accrual Basis-2

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941

INCOME STATEMENT	OCTOBER 2014	NOVEMBER 2014
REVENUES
1. GROSS REVENUES	$20,655,081	$17,695,982
2. INVENTORY LIQUIDATION	—	110,562,376
3. LESS: RETURNS & DISCOUNTS	32,452	—
4 NET REVENUE	$20,687,533	$128,258,358
COST OF GOODS SOLD
5. MERCHANDISE & FREIGHT	$12,148,125	$14,288,233
6. INVENTORY LIQUIDATED	—	157,168,862
7. TOTAL COST OF GOODS SOLD	$12,148,125	$171,457,095
8. GROSS PROFIT	$8,539,407	$(43,198,736)
OPERATING EXPENSES
9. OFFICER / INSIDER COMPENSATION	$69,158	$294,254
10. OTHER PAYROLL	3,419,467	3,087,699
11. SELLING & MARKETING	995,231	778,446
12. GENERAL & ADMINISTRATIVE	4,058,032	1,922,808
13. RENT & LEASE	2,326,757	1,660,105
14. OTHER (ATTACH LIST)	—	—
15. TOTAL OPERATING EXPENSES	$10,868,645	$7,743,312
16. INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(2,329,238)	$(50,942,049)
OTHER INCOME & EXPENSES
17. NON-OPERATING INCOME	$—	$—
18. NON-OPERATING EXPENSE	—	—
19. INTEREST EXPENSE & BANK FEES (3)	186,392	—
20. DEPRECIATION / DEPLETION	—	—
21. AMORTIZATION	—	—
22. OTHER (1)	3,902,602	632,727
23. NET OTHER INCOME & EXPENSES	$4,088,994	$632,727
REORGANIZATION EXPENSES
24. PROFESSIONAL FEES	$174,189	$2,376,000
25. U.S. TRUSTEE FEES	—	—
26. OTHER (2)	178,401	1,632,280
27. TOTAL REORGANIZATION EXPENSES	$352,590	$4,008,280
28. INCOME TAX
29. NET PROFIT (LOSS)	$(6,770,821)	$(55,583,056)

Footnotes:

(1) Amount includes write-offs of bank fees and Wells Fargo financing fees.

(2) November amount includes Wells Fargo payoff.

(3) Interest and bank fees for November are included in Other under Reorganizational Expenses per Wells Fargo DIP payoff.

Monthly Operating Report
Cash Basis-3

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941

CASH RECEIPTS AND DISBURSEMENTS (1)	OCTOBER 2014	NOVEMBER 2014
1. CASH- BEGINNING OF MONTH (2)	$4,256,215	$2,943,553
RECEIPTS FROM OPERATIONS
2. CASH COLLECTIONS	$22,520,803	$24,411,096
3. CASH COLLECTIONS ON BEHALF OF TIGER	—	13,758,647
COLLECTION OF ACCOUNTS RECEIVABLE
4. PREPETITION	$—	$—
5. POSTPETITION	—	—
6. TOTAL OPERATING RECEIPTS	$22,520,803	$38,169,743
NON-OPERATING RECEIPTS
7. LOANS & ADVANCES	$2,073,121	$—
8. SALE OF ASSETS (3)	—	103,475,168
9. OTHER (3)	—	1,476,243
10. TOTAL NON-OPERATING RECEIPTS	$2,073,121	$104,951,411
11. TOTAL RECEIPTS	$24,593,924	$143,121,154
12. TOTAL CASH AVAILABLE	$28,850,139	$146,064,708
OPERATING DISBURSEMENTS
13. MERCHANDISE	$16,681,706	$7,278,417
14. FUEL	122,156	129,387
15. PAYROLL	3,842,069	4,370,782
16. BENEFITS	496,460	340,875
17. RENT	531	1,713,586
18. UTILITIES	1,779	353,121
19. ADVERTISING	400,388	54,251
20. FREIGHT	1,471,191	906,285
21. SALES TAX	2,077,672	1,732,618
22. INSURANCE	—	125,130
23. OTHER	374,182	846,231
24. BOARD FEES AND RELATED COSTS	—	160,750
25. TIGER SALES REMITTANCE	—	9,393,789
26. TOTAL OPERATING DISBURSEMENTS	$25,468,135	$27,405,222
REORGANIZATION EXPENSES
27. PROFESSIONAL FEES	$174,189	$455,214
28. U.S. TRUSTEE FEES	—	—
29. UTILITY DEPOSIT & TAX ESCROW	—	—
30. OTHER- LENDER INTEREST AND FEES (4)	178,401	1,632,280
31. SECURED DEBT PAYDOWN		103,523,929
32. TOTAL REORGANIZATION EXPENSES	$352,590	$105,611,423
33. TOTAL DISBURSEMENTS	$25,820,725	$133,016,646
34. FLOAT CHANGE AND OTHER (5)	(85,862)	(414,499)
35. NET CASH FLOW	$(1,312,662)	$9,690,009
36. CASH HELD BY WELLS FARGO IN LOAN ACCT.		$(5,545,470)
37. CASH- END OF MONTH	$2,943,553	$7,088,092

Footnotes:

(1) Cash Receipts and Disbursements represent ALCO Stores, Inc. and ALCO Holdings LLC.

(2) Beginning and ending cash balances are based on the unaudited balance sheet for the debtor entity. The cash balance includes store cash, depository accounts, and the primary operating account.

(3) Amount includes GOB proceeds and liquidator expense reimbursement.

(4) Amount includes payments for DIP revolver interest and fees, DIP term loan interest and fees, and lender’s counsel.

(5) Float Change and Other includes checks written, but not yet cleared.

Monthly Operating Report
Accrual Basis-4

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941

ACCOUNTS RECEIVABLE AGING		SCHEDULE AMOUNT	OCTOBER 2014	NOVEMBER 2014
1.	0-30	$—	$2,550,265	$7,520,859
2.	31-60	—	307,796	176,267
3.	61-90	—	108,158	155,784
4.	91+	—	2,136,983	758,536
5.	ACCOUNTS PAYABLE DEBIT BALANCES	7,785,694	7,785,694	7,785,694
6.	TOTAL ACCOUNTS RECEIVABLE	$12,780,883	$12,888,896	$16,397,140
7.	AMOUNT CONSIDERED UNCOLLECTIBLE (1)	(7,785,694)	(7,803,626)	(7,803,793)
8.	ACCOUNTS RECEIVABLE (NET)	$4,995,189	$5,085,270	$8,593,347

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	NOVEMBER 2014

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL	$668,346	$5,774	$—	$—	$674,119
2.	STATE	2,773,262	23,155	—	—	2,796,417
3.	LOCAL	357,196	254,338	—	—	611,534
4.	OTHER (ATTACH LIST)	18,959	—	—	—	18,959
5.	TOTAL TAXES PAYABLE	$3,817,763	$283,266	$—	$—	$4,101,029
6.	ACCOUNTS PAYABLE (2)	853,346	1,127,923	—	—	$1,981,270

STATUS OF POSTPETITION TAXES	MONTH:	NOVEMBER 2014

FEDERAL		BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING	$87,559	$350,089	$182,116	$255,532
2.	FICA-EMPLOYEE	97,378	305,997	199,903	203,472
3.	FICA-EMPLOYER	97,378	305,997	199,903	203,471
4.	UNEMPLOYMENT	5,774	5,871	—	11,644
5.	INCOME	—	18,959	—	18,959
6.	OTHER (ATTACH LIST)	—	—	—	—
7.	TOTAL FEDERAL TAXES	$288,088	$986,912	$581,923	$693,078
STATE AND LOCAL
8.	WITHHOLDING	$58,708	$81,238	$84,408	$55,537
9.	SALES	1,287,563	2,694,659	1,287,563	2,694,659
10.	EXCISE	—	—	—	—
11.	UNEMPLOYMENT	23,155	23,066	—	46,221
12.	REAL PROPERTY	206,287	283,341	—	489,628
13.	PERSONAL PROPERTY	50,016	73,855	1,965	121,906
14.	OTHER (ATTACH LIST)	—			—
15.	TOTAL STATE & LOCAL	$1,625,729	$3,156,159	$1,373,936	$3,407,951
16.	TOTAL TAXES	$1,913,817	$4,143,071	$1,955,859	$4,101,029

Footnotes:

(1) These are amounts due from vendors for volume rebates and other monies earned. These are subject to significant investigation.

(2) The November AP balance is likely overstated because some invoices from October have been paid but may not have cleared ALCO’s AP system. Company has not yet closed it’s books and records for the month.

Monthly Operating Report
Accrual Basis-5

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941

MONTH:	NOVEMBER 2014

BANK RECONCILIATIONS (1)	Account #1	Account #2	Account #3	TOTAL
A. BANK:
B. ACCOUNT NUMBER:
C. PURPOSE (TYPE):
I. BALANCE PER BANK STATEMENT				$—
2. ADD: TOTAL DEPOSITS NOT CREDITED				$—
3. SUBTRACT: OUTSTANDING CHECKS				$—
4. OTHER RECONCILING ITEMS				$—
5. MONTH END BALANCE PER BOOKS	$—	$—	$—	$—
6. NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS (2)

BANK, ACCOUNT NAME & NUMBER	DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11. TOTAL INVESTMENTS			$—	$—

CASH

12.CURRENCY ON HAND	$—

13.TOTAL CASH- END OF MONTH	$7,088,092

Footnotes:

(1) There are over 200 separate bank accounts that are maintained by the Debtors. These accounts are in the process of being reconciled for October and November 2014.

(2) The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors. There were three accounts opened by the Debtors during the current reporting period (professional fee escrow account, utility deposit account, and payroll account).

Monthly Operating Report

Accrual Basis-6

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941	Month:	NOVEMBER 2014

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
I.	Stanley B. Latacha	Payroll	$36,450	$72,900
2.	Ricardo Clemente	Payroll	16,667	33,333
3.	Brent Streit	Payroll	11,229	27,271
4.	John Climaco	Board Member Fee	21,250	21,250
5.	Helios Capital LLC	Board Member Fee	23,000	23,000
6.	William Lechtner	Board Member Fee	18,750	18,750
7.	David Pointer	Board Member Fee	22,250	22,250
8.	Robert Sarlls	Board Member Fee	40,500	40,500
9.	Dilip Singh	Board Member Fee	$35,000	$35,000
10.
11.	TOTAL PAYMENTS TO INSIDERS		$225,096	$294,254

PROFESSIONALS

	DATE OF COURT				TOTAL
	ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID

I. Choates	10/16/14		$199,575	$293,416	$—
2. Greenberg Trauig	10/16114		146,492	226,840	—
3. Deloitte Transactions and Business Analytics (2)					818,000
4. DLA Piper					1,000,000
5. UCC Professionals					438,000
6. Michael Moore					70,000
7. Nardella	10/16/14		$21,290	$21,290	—
8. Prime Clerk	11/14/14	87,858	87,858	87,858	50,000
9. TOTAL PAYMENTS TO PROFESSIONALS (1)		$87,858	$455,214	$629,403	$2,376,000

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
NAME OF CREDITOR	MONTHLY PAYMENTS DUE	PAID DURING MONTH	TOTAL UNPAID POSTPETITION
I. See Appendix
2.
3.
4.
5.
6. TOTAL	$—	$—	$—

Footnotes:

(1)                                 Total incurred amounts are estimated based on the cash flow budget. These amounts will be updated when invoices are received by the Debtors.

(2)                                 Deloitte Transactions and Business Analytics accrual for October was understated by $100,000. Adjustment is reflected in total accrual.

Monthly Operating Report

Accrual Basis-7

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941	MONTH:	NOVEMBER 2014

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

1.                                      Inventory was sold to liquidator during this reporting period.

4.                                      Pursuant to various “first day” orders of the Bankruptcy Court, certain priority debt and unsecured debt payments were made.

5.                                      The Company received a loan from Wells Fargo Bank in the amount of $122.675 million for debtor-in-possession financing.

11.                               Pursuant to orders of the Bankruptcy Court authorizing payment of prepetition sales and use taxes, the Debtors remitted outstanding pre-petition sales and use taxes to various authorities.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

SEE ATTACHMENT

Monthly Operating Report

Accrual Basis-7

CASE NAME:	ALCO Stores, Inc.

CASE NUMBER:	14-34941	MONTH:	NOVEMBER 2014

INSTALLMENT PAYMENTS

TYPE OF			PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED	& FREQUENCY
PROPERTY	AFFILIATED FM INSURANCE COMPANY	06/01/14- 06/01/15	342,121	(1)
GENERAL LIABILITY	ARCH INSURANCE COMPANY	06/01/14 - 06/01/15	211,750	(1)
WORKERS COMPENSATION	ARCH INSURANCE COMPANY	06/01/14 - 06/01/15	344,322	(1)
AUTO LIABILITY	ARCH INSURANCE COMPANY	06/01/14 - 06/01/15	47,158	(1)
LEAD SIDE A DIC	BEAZLEY INSURANCE COMPANY,INC.	06/01/14 - 06/01/15	52,500	(1)
DIRECTORS AND OFFICERS POLICY- 8241-2367	CHUBB SPECIALTY INSURANCE	08/29/14 - 08/29/15	87,730	(1)
CARGO - 68355	FEDERAL INSURANCE COMPANY	06/01/14 - 06/01/15	14,700	(1)
EMPLOYMENT PRACTICES LIAB	FEDERAL INSURANCE COMPANY	06/01/14 - 06/01/15	42,062	(1)
EXCESS UMBRELLA	FIREMANS FUND INSURANCE CO	06/01/14 - 06/01/15	5,586	(1)
DIRECTORS AND OFFICERS POLICY	GREAT AMERICAN	06/01/14 - 06/01/15	67,000	(1)
BOILER AND MACHINERY POLICY- FBP8360214	HARTFORD STEAM BOILER	06/01/14 - 06/01/15	23,303	(1)
EXCESS SIDE A DIC	HUDSON INSURANCE COMPANY	06/01/14 - 06/01/15	30,000	(1)
EXCESS DIRECTORS & OFFICERS LIABILITY- 01- 207-30-06	ILLINOIS NATIONAL INSURANCE CO	06/01/14 - 06/01/15	21,985	(1)
NETWORK SECURITY SURPLUS LINES TAX	LLOYD’S OF LONDON	06/01/14 - 06/01/15	54,771	(1)
FIDELITY AND CRIME INSURANCE	NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA	06/01/14 - 06/01/15	5,565	(1)
2ND EXCESS SIDE A DIC	RSUI INDEMNITY CO	06/01/14 - 06/01/15	15,200	(1)
LIQUOR LIABILITY	US UNDERWRITERS INSURANCE COMPANY	06/01/14 - 06/01/15	3,643	(1)
UMBRELLA	XL SPECIALTY INSURANCE CO.	06/01/14 - 06/01/15	81,000	(1)
		Amount Financed	$1,362,666
		Monthly Payment	$125,130

Footnotes:

(1)                                 These insurance policies have been financed through a premium finance company. Monthly installments of $125,130 are payable on the first of each month.

Monthly Operating Report

(Appendix)

Wells Fargo Capital Finance

Payoff Statement

Client Name:	Alco Stores	LOB:	WFRF
Calculated on:	11/21/2014	Payoff Data:	11/21/2014

Outstanding Loan Balances

Loan #	Principal Balance	Interest & Float	Last Month Int. & Float Adl.,	Per Diems

DAE33	6,606,000.00	11,635.51		871.63
DAE34	77,049,660.89	116,591.27		10,166.27
Total	83,655,660.89	127,226.78	0.00	11,037.90

Outstanding Letters or Credit

Loan #	Balance	LC Fee	Per Diems

DAE06	8,809,404.00	11,562.34	550.59
DAE07	55,565.67	62.66	2.98
Total	8,864,969.67	11,625.00	553.57

Fees			Per Diems
Monthly Servicing Fee
Unused Line Fee	4,909.43		250.89
Prepayment Fee 1.5% Credit	(1,948,250.00)
Fed Wire Fee	(1,941,340.57)

Reserves
Payoff Expense Reserve
L/C-Issuance and other Fees
L/C - Outstanding	8,864,969.67
L/C Feo & Expenses 5%	443,248.48
	9,308,218.15

Totals
Payoff Wire	91,161,390.25	Total Per Diems	11,842,36

Notes: If Payoff wire is not received by 4:00 pm EST on	11/21/2014
Please add daily per diem for each in the amount of:	11,842.36

Summary of Payoff:
Unpaid Principal	83,555,660.89
Unpaid Interest	127,226.78
Unpaid Fees	(1,929,715.57)
Reserves	9,308,,218.15
Payoff Amount	91,161,390.25